UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 22, 2018

Alcentra Capital Corporation

(Exact name of registrant as specified in its charter)

Maryland	1-36447	46-2961489
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

200 Park Avenue, 7th Floor
New York, NY 10166

(Address of principal executive offices)

Registrant’s telephone number, including area code (212) 922-8240

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A amends and supplements the information reported in Item 3.01 of the Current Report on Form 8-K filed with the Securities and Exchange Commission on June 25, 2018 (the “Original Report”) regarding Alcentra Capital Corporation’s (the “Company”) noncompliance with the Nasdaq Stock Market’s (“Nasdaq”) audit committee requirements as a result of Steven H. Reiff’s resignation from the Company’s Board of Directors (the “Board”), effective as of June 25, 2018. Specifically, this amendment reports the Company’s receipt on June 26, 2018 of a notice from Nasdaq acknowledging the Company’s noncompliance with Nasdaq Listing Rule 5605(c)(2) and confirming that Nasdaq will provide the Company with the requisite cure period.

Apart from the below additional information with respect to Item 3.01, there are no changes to the disclosure in the Original Report.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, the Company provided formal notice to Nasdaq on June 22, 2018 of Steven H. Reiff’s resignation from the Board, including the audit committee thereof, and indicating that, effective on June 25, 2018, the Company would not be in compliance with Nasdaq’s audit committee requirements.

Subsequently, on June 26, 2018, the Company received a letter from Nasdaq acknowledging the Company’s noncompliance with Nasdaq’s audit committee requirements as set forth in Nasdaq Listing Rule 5605(c)(2). The Nasdaq letter further provides that, consistent with Nasdaq Listing Rule 5605(c)(4), Nasdaq will provide the Company a cure period in order to regain compliance as follows: (1) until the earlier of the Company’s next annual shareholders’ meeting or June 25, 2019; or (2) if the next annual shareholders’ meeting is held before December 24, 2018, then the Company must evidence compliance no later than December 24, 2018.

The nominating and corporate governance committee of the Board has commenced the process of identifying a qualified independent director candidate to fill the vacancy created by Mr. Reiff’s resignation and satisfy the audit committee composition requirements of the Nasdaq Listing Rules. The Company expects to fill the vacancy created by Mr. Reiff’s departure within the time period provided under Nasdaq Listing Rule 5605(c)(4).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALCENTRA CAPITAL CORPORATION
Date: July 5, 2018
	By:	/s/ Ellida McMillan
Name: Ellida McMillan Title: Chief Financial Officer, Chief Operating Officer, Treasurer and Secretary